                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                 SERVICER CERTIFICATE FOR                   DECEMBER 1997
$304,203,000   Class A 6.85% Asset Backed Notes
$ 26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                     20-Jan-98
Collection Period Begin                                                                                     01-Dec-97
Collection Period End Date                                                                                  31-Dec-97
Days in accrual period (30/360)                                                                                    30
Month(s) in Revolving Period                                                                                        8

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                         $11,370,657.62
     Collections Allocable to Principal Funding Account                                                 $8,724,124.58
     Collections Allocable to Interest Payment Account                                                  $2,646,533.04

Miscellaneous Data
     Initial Pool Balance                                                                             $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                              $330,655,783.00
      Subsequent Receivables Purchased                                                                  $8,660,634.63
     Current APR of Pool                                                                                         8.17%
     Remaining Residual Amount                                                                          $1,435,488.18
     Obligor Over-Concentration Amount                                                                          $0.00
     Cumulative Net Losses                                                                                      $0.00
     Deliquencies - 60 to 90 Days                                                                         $166,713.00
     Deliquencies - Over 90 Days                                                                          $122,958.00
     Realized Losses (Current Period)                                                                           $0.00
     Recoveries                                                                                                 $0.00
     Acquired Receivables - Transferor (Current Period)                                                         $0.00
     Acquired Receivables - Servicer (Current Period)                                                           $0.00
     Investment Earnings
       Collection Account                                                                                  $41,455.17
       Principal Funding Account                                                                               $29.40
       Reserve Account                                                                                     $20,772.37
     Total Investment Earnings                                                                             $62,256.94
---------------------------------------------------------------------------------------------------------------------
PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                $330,655,783.00
       Class A Note Beginning Principal Balance                                                       $304,203,000.00
       Class B Note Beginning Principal Balance                                                        $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                      $330,655,783.00
       Class A Note Principal Balance (End of Period)                                                 $304,203,000.00
               Class A Note Pool Factor (End of Period)                                                     1.0000000
       Class B Note Principal Balance (End of Period)                                                  $26,452,783.00
               Class B Note Pool Factor (End of Period)                                                     1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                                          $11,432,914.56

Administration Fee Accrued during this Period                                                                 $500.00

Principal Funding Account (PFA)                                                                         $8,728,608.58
       Class A Noteholders' Principal Distributable Amount                                                      $0.00
       Class B Noteholders' Principal Distributable Amount                                                      $0.00

Interest Payment Account (IPA)                                                                          $1,908,158.28
       Noteholders' Class A Interest Distributable Amount                                               $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                                                 $171,666.15

Servicing Fees Accrued during this Period                                                                 $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                                                $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                                         $0.00
       Deposits to Reserve Account from PFA/IPA                                                                 $0.00

       Ending Reserve Account Balance                                                                   $4,742,046.01
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                                    Page 1
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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                 SERVICER CERTIFICATE FOR                  DECEMBER 1997
       PART III -- SERVICING CALCULATIONS

       Initial Pool Balance                                                                           $330,655,783.00
       Pool Balance (Beginning of Collection Period)                                                  $330,655,783.00
       Pool Balance (End of Collection Period)                                                        $330,655,783.00

       Total Collections                                                                               $11,432,914.56
            Collections Allocable to Principal Funding Account                                          $8,724,124.58
            Collections Allocable to Interest Payment Account                                           $2,646,533.04
       Prior Principal Funding Account Balance                                                              $4,484.00
       Recoveries                                                                                               $0.00
       Investment Income for the Period                                                                    $62,256.94

       Principal Funding Account (PFA)                                                                  $8,728,608.58
       Interest Payment Account (IPA)                                                                   $2,708,789.98

       Principal Distributable Amount                                                                   $8,728,608.58

       1.  Trigger Tests

       (a)  Are cumulative net losses greater than=3.00% of the Original Pool Balance?                             NO
       (b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?     NO
       (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?     NO
       (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                         NO
               Has an Early Amortization Event Occurred?                                                           NO

       2.  Calculation of Distributable Amounts

       Class A Note Beginning Principal Balance                                                       $304,203,000.00
       Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
       Class A Noteholders' Share of the Principal Distribution Amount                                           0.00%
       Class A Noteholders' Principal Distributable Amount                                                      $0.00

       Class B Note Beginning Principal Balance                                                        $26,452,783.00
       Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
       Class B Noteholders' Share of the Principal Distribution Amount                                           0.00%
       Class B Noteholders' Principal Distributable Amount                                                      $0.00

       Interest Accrued on Class A Notes this period        6.85%                                       $1,736,492.13
       Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                      $0.00
       Interest Due (in Arrears) on above Shortfall                                                             $0.00
       Noteholders' Class A Interest Distributable Amount                                               $1,736,492.13

       Interest Accrued on Class B Notes this period       6.85%                                          $151,001.30
       Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                 $20,547.56
       Interest Due (in Arrears) on above Shortfall                                                           $117.29
       Noteholders' Class B Interest Distributable Amount                                                 $171,666.15

       3.  Allocations from Collection Account

       Interest Payment Account (IPA)                                                                   $2,708,789.98

               Servicing Fee Shortfall (Previous Period)                                                        $0.00
               Servicing Fees Accrued during this Period                        0.50%                     $137,773.24
               Servicing Fees Paid this Period from IPA                                                   $137,773.24
               Preliminary Servicing Fee Shortfall (Current Period)                                             $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                               $0.00
               Servicing Fee Shortfall (Current Period)                                                         $0.00

       Remaining Interest Payment Account (IPA)                                                         $2,571,016.74

               Administration Fee Shortfall (Previous Period)                                                   $0.00
               Administration Fee Accrued during this Period                $500/mon                          $500.00
               Administration Fee Paid this Period from IPA                                                   $500.00
               Preliminary Administration Fee Shortfall (Current Period)                                        $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                               $0.00
               Administration Fee Shortfall (Current Period)                                                    $0.00

       Remaining Interest Payment Account (IPA)                                                         $2,570,516.74
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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                 SERVICER CERTIFICATE FOR                    DECEMBER 1997

               Noteholders' Class A Interest Carryover Shortfall (Previous Period)                              $0.00
               Interest Due (in Arrears) on above Shortfall                                                     $0.00
               Interest Accrued on Class A Notes this period                                            $1,736,492.13
               Noteholders' Class A Interest Distributable Amount from IPA                              $1,736,492.13
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                   $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                               $0.00
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                               $0.00

       Remaining Interest Payment Account (IPA)                                                           $834,024.61

               Deposit to Reserve Account (from IPA)                                                            $0.00

       Remaining Interest Payment Account (IPA)                                                           $834,024.61

               Deposit to Principal Funding Account (from IPA)                                                  $0.00
               Receipt from Reserve Account for shortfall                                                       $0.00
       Remaining Interest Payment Account (IPA)                                                           $834,024.61

               Noteholders' Class B Interest Carryover Shortfall (Previous Period)                         $20,547.56
               Interest Due (in Arrears) on above Shortfall                                                   $117.29
               Interest Accrued on Class B Notes this period                                              $151,001.30
               Noteholders' Class B Interest Distributable Amount from IPA                                $171,666.15
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                               $0.00

       Remaining Interest Payment Account (IPA)(to the Transferor)                                        $662,358.46

       Principal Funding Account (PFA)(including addition, if any, from IPA)                            $8,728,608.58

               Class A Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
               Class A Noteholders' Monthly Principal Distributable Amount                                      $0.00
               Class A Noteholders' Principal Distributable Amount Paid from PFA                                $0.00
               Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                               $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

       Remaining Principal Funding Account (PFA)                                                        $8,728,608.58

               Deposit to Reserve Account (from PFA)                                                            $0.00

       Remaining Principal Funding Account (PFA)                                                        $8,728,608.58

               Class B Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
               Class B Noteholders' Monthly Principal Distributable Amount                                      $0.00
               Class B Noteholders' Principal Distributable Amount Paid from PFA                                $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

       Remaining Principal Funding Account                                                              $8,728,608.58
       Amount to Transferor to purchase Subsequent Receivables                                          $8,660,634.63
       Ending Principal Funding Account Balance                                                            $67,973.95

       4.  Distributions from Reserve Account

       Beginning Reserve Account Balance                                                                $4,742,046.01

       Distribution from Reserve Account                                                                        $0.00
               Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                 $0.00
               Withdrawal from Reserve Account to Cover Administration Fee Shortfall                            $0.00
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                   $0.00

       Preliminary Reserve Account Balance                                                              $4,742,046.01

               Deposit to Reserve Account (from IPA)                                                            $0.00

       Preliminary Reserve Account Balance                                                              $4,742,046.01

       Distribution from Reserve Account                                                                        $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00
               Transfer to PFA for Realized Losses                                                              $0.00
       Preliminary Reserve Account Balance                                                              $4,742,046.01
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                                    Page 3
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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                 SERVICER CERTIFICATE FOR                    DECEMBER 1997


               Deposit to Reserve Account (from PFA)                                                            $0.00

       Preliminary Reserve Account Balance                                                              $4,742,046.01

       Specified Reserve Account Balance                                                                $4,742,046.01
       Lessor of:
       (a)  1.00% of Original Pool Balance at end of Collection Period plus additions    1.00%          $4,742,046.01
       (b)  Class A Principal Balance (End of Period)                                                 $304,203,000.00

       Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                     YES

       Excess Amount in Reserve Account released to Transferor                                                  $0.00

       Ending Reserve Account Balance                                                                   $4,742,046.01

       5.  Trigger Calculations

       How many months has the Reserve Account been less than the Specified Reserve Account, if any?                0
       Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?         NO
       How many months has the Pool Balance been less than the Note Balance, if any?                                0


       6.  Ending Balances
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                               $0.00
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                               $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

               Class A Note Principal Balance (End of Period)                                         $304,203,000.00
               Class B Note Principal Balance (End of Period)                                          $26,452,783.00
               Total Principal Balance of Notes (End of Period)                                       $330,655,783.00

               Class A Note Pool Factor (End of Period)              $304,203,000.00                        1.0000000
               Class B Note Pool Factor (End of Period)               $26,452,783.00                        1.0000000
               Total Notes (End of Period)                                                                  1.0000000

               Class A Notes Principal Balance at close of Revolving Period                                      0.00
               Principal Pool Balance at close of Revolving Period                                               0.00
               Class A Noteholders Percentage at the close of the Revolving Period                               0.00%

               Servicer's Yield                                                                             17,831.85

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